UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

ASHLAND INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-32532	20-0865835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 E. RiverCenter Boulevard P.O. Box 391 Covington, Kentucky	41012-0391
(Address of principal executive offices)	(Zip Code)

(859) 815-3333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2013, Ashland Inc. (the “Company”) closed its previously announced offering (the “Notes Offering”) of $600 million aggregate principal amount of its 3.000% senior notes due 2016 (the “2016 Notes”), $700 million aggregate principal amount of its 3.875% senior notes due 2018 (the “2018 Notes”), $650 million aggregate principal amount of additional 4.750% senior notes due 2022 (the “New 2022 Notes”) and $350 million aggregate principal amount of its 6.875% senior notes due 2043 (the “2043 Notes” and, together with the 2016 Notes, the 2018 Notes and the New 2022 Notes, the “Notes”). Each of the 2016 Notes, the 2018 Notes and the 2043 Notes were sold at a price to investors of 100% of the aggregate principal amount of the applicable series. The New 2022 Notes were sold at a price to investors of 99.059% of the aggregate principal amount of the New 2022 Notes, representing a yield to maturity of 4.875%. The Notes are unsecured, unsubordinated obligations of the Company.

The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

On February 26, 2013, the Company and the initial purchasers of the Notes entered into two registration rights agreements, one in respect of the 2016 Notes, the 2018 Notes and the 2043 Notes (the “New Notes Registration Rights Agreement”) and the other in respect of the New 2022 Notes (the “New 2022 Notes Registration Rights Agreement” and, each, a “Registration Rights Agreement”). Pursuant to each Registration Rights Agreement, the Company agreed, among other things, and subject to certain restrictions and conditions, to file a registration statement under the Securities Act to permit either the exchange of the applicable series of the Notes for registered notes having terms substantially identical to those of such series of the Notes (except that the registered notes will not be subject to restrictions on ownership and transfer) or, in the alternative, the registered resale of the applicable series of the Notes.

The New Notes Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The description of the material terms of the New Notes Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

The New 2022 Notes Registration Rights Agreement is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The description of the material terms of the New 2022 Notes Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

The information set forth under Item 2.03 of this Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The 2016 Notes, the 2018 Notes and the 2043 Notes were each issued as a separate series of notes under the Indenture (the “New Base Indenture”) dated February 26, 2013, between the Company and U.S Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated February 26, 2013, between the Company and the Trustee (the “New Supplemental Indenture” and, together with the New Base Indenture, the “New Indenture”). The New Indenture

contains customary events of default for similar debt securities, which if triggered may accelerate payment of principal, premium, if any, and accrued but unpaid interest on all the Notes issued thereunder. Such events of default include non-payment of principal and interest, non-performance of covenants and obligations, default on other material debt, and bankruptcy or insolvency. If a change of control repurchase event as described in the New Indenture occurs, the Company may be required to offer to purchase the 2016 Notes, the 2018 Notes and the 2043 Notes from the holders thereof. The Notes issued under the New Indenture are not otherwise required to be repaid prior to maturity, although they may be redeemed at the option of the Company at any time prior to their maturity in the manner specified in the New Indenture.

The New 2022 Notes were issued as additional notes under the Indenture (the “Existing 2022 Notes Indenture”) dated as of August 7, 2012, between the Company and the Trustee, as supplemented by the First Supplemental Indenture dated February 26, 2013, between the Company and the Trustee (the “2022 Notes Supplemental Indenture” and, together with the Existing 2022 Notes Indenture, the “2022 Notes Indenture”). The Company had previously issued $500 million aggregate principal amount of 4.750% senior notes due 2022 (the “Existing 2022 Notes” and, together with the New 2022 Notes, the “2022 Notes”) under the Existing 2022 Notes Indenture. The New 2022 Notes and the Existing 2022 Notes are equal in right of payment, vote together with, and form a single series of debt securities under, the 2022 Notes Indenture. The 2022 Notes Indenture contains customary events of default for similar debt securities, which if triggered may accelerate payment of principal, premium, if any, and accrued but unpaid interest on all the 2022 Notes. Such events of default include non-payment of principal and interest, non-performance of covenants and obligations, default on other material debt, and bankruptcy or insolvency. If a change of control repurchase event as described in the 2022 Notes Indenture occurs, we may be required to offer to purchase the 2022 Notes from the holders thereof. The New 2022 Notes are not otherwise required to be repaid prior to maturity, although they may be redeemed at the option of the Company at any time prior to their maturity in the manner specified in the 2022 Notes Indenture.

The New Base Indenture and the New Supplemental Indenture are filed as Exhibit 4.3 and Exhibit 4.4 to this Form 8-K, respectively, and are incorporated herein by reference. The description of the material terms of the New Base Indenture, the New Supplemental Indenture and the 2016 Notes, the 2018 Notes and the 2043 Notes is qualified in its entirety by reference to such exhibits.

The Existing 2022 Notes Indenture and the 2022 Notes Supplemental Indenture are filed as Exhibit 4.5 and Exhibit 4.6 to this Form 8-K, respectively, and are incorporated herein by reference. The description of the material terms of the Existing 2022 Notes Indenture, the 2022 Notes Supplemental Indenture and the 2022 Notes is qualified in its entirety by reference to such exhibits.

The information regarding the Notes Offering set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD.

The Company used the net proceeds of the Notes Offering (after deducting the initial purchasers’ discounts and other fees and expenses), together with cash on hand, (i) to prepay $1.21 billion of the term loan A facility under the senior secured credit facility, (ii) to pay off in full the remaining $1.03 billion outstanding under the term loan B facility under the senior secured credit facility and (iii) to pay $52 million to terminate certain interest rate swaps entered into in connection with the senior secured credit facility. The remaining principal amount outstanding under the Company’s term loan A facility is $200 million. In connection with the completion of the Notes Offering and the foregoing use of proceeds, the Company reaffirms its expectation that fiscal 2013 interest expense under U.S. GAAP will be approximately $180 million, excluding expenses associated with the prepayment of debt and the termination of related interest rate swaps.

On February 26, 2013, the Company issued a news release (the “News Release”) relating to the completion of the Notes Offering.

The News Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement dated as of February 26, 2013, among Ashland Inc., and Citigroup Global Markets Inc. as representative of the initial purchasers, in respect of the senior notes due 2016, 2018 and 2043.

4.2	Registration Rights Agreement dated as of February 26, 2013, among Ashland Inc., and Citigroup Global Markets Inc. as representative of the initial purchasers, in respect of the additional senior notes due 2022.

4.3	Indenture dated as of February 26, 2013, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2016, 2018 and 2043.

4.4	First Supplemental Indenture dated as of February 26, 2013, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2016, 2018 and 2043.

4.5	Indenture dated as of August 7, 2012, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2022 (filed as Exhibit 4.1 to Ashland Inc.’s Form 8-K filed on September 21, 2012 (SEC File No. 001-32532), and incorporated herein by reference).

4.6	First Supplemental Indenture dated as of February 26, 2013, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2022.

99.1	News Release announcing completion of the Notes offering dated February 26, 2013.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this Form 8-K or otherwise except as required by securities or other applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC. (Registrant)

Date: February 26, 2013	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement dated as of February 26, 2013, among Ashland Inc., and Citigroup Global Markets Inc. as representative of the initial purchasers, in respect of the senior notes due 2016, 2018 and 2043.

4.2	Registration Rights Agreement dated as of February 26, 2013, among Ashland Inc., and Citigroup Global Markets Inc. as representative of the initial purchasers, in respect of the additional senior notes due 2022.

4.3	Indenture dated as of February 26, 2013, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2016, 2018 and 2043.

4.4	First Supplemental Indenture dated as of February 26, 2013, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2016, 2018 and 2043.

4.5	Indenture dated as of August 7, 2012, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2022 (filed as Exhibit 4.1 to Ashland Inc.’s Form 8-K filed on September 21, 2012 (SEC File No. 001-32532), and incorporated herein by reference).

4.6	First Supplemental Indenture dated as of February 26, 2013, between Ashland Inc. and U.S. Bank National Association, as trustee, in respect of the senior notes due 2022.

99.1	News Release announcing completion of the Notes offering dated February 26, 2013.